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                                                                EXHIBIT 10.17




                           BAKER HUGHES INCORPORATED

                        RESTATED 1987 STOCK OPTION PLAN

                        (Amended as of October 24, 1990)


                                   ARTICLE I
                                  INTRODUCTION

                  1. Purpose. This Restated 1987 Stock Option Plan, which shall be known as the "1987 Stock Option Plan" and which is hereinafter referred to as the "Plan," is intended to promote the interests of Baker Hughes Incorporated ("Company") and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and non-employee directors of the Company to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also contemplates that through the adoption of the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company. The Plan is a restatement of the Baker Hughes Incorporated 1987 Employee Stock Option Plan and incorporates amendments thereto which become effective upon approval by the Company's stockholders.

                  2. Shares Subject to the Plan. Subject to adjustment as provided in Article II, Paragraph 3(e), Article III, Paragraph 3(e), and
Article IV, Paragraph 5(e), the aggregate number of shares of Common Stock, $1 par value per share, of the Company ("Common Stock") to be delivered upon exercise of all options granted under the Plan shall not exceed 6,500,000 shares. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available to be re-optioned under the Plan. Shares issued pursuant to the exercise of options granted under the Plan shall be fully paid and non-assessable.

                  3. Administration of the Plan. Subject to the provisions of the Plan, the Compensation Committee of the Board of Directors of the Company (the "Committee") shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any

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option granted under the Plan in the manner and to the extent that the
Committee deems desirable to carry the Plan or any option into effect. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

                  The Committee shall consist of at least three members of the Board of Directors of the Company appointed by and holding office during the pleasure of the Board of Directors of the Company. Other than options granted to Non-Employee Directors (as hereinafter defined) pursuant to Article IV, no options may be granted under the Plan to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Paragraph (d)(3) of Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), if and as the Rule is then in effect.

                  4. Amendment and Discontinuance of the Plan. The Board of Directors of the Company may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which options may be granted under the Plan, (b) increasing the number of shares of Common Stock to be optioned under the Plan except as provided in
Article II, Paragraph 3(e), Article III, Paragraph 3(e), and Article IV, Paragraph 5(e), (c) reducing the exercise prices per share provided in the Plan, (d) changing the class of employees to whom options may be granted under
Article II or III, (e) modifying the provisions of Article IV, or (f) granting options to Non-Employee Directors other than pursuant to Article IV, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an option granted under Article II, III, or IV, terminate such option or adversely affect such person's rights in any material respect.

                  5. Granting of Options to Employees. The Committee shall have authority to grant, prior to the expiration date of the Plan, to such eligible employees and officers as may be selected by it ("Employee Optionees"), options to purchase, on the terms and conditions hereinafter set forth in Articles II and III, authorized but unissued, or reacquired, shares of Common Stock. The Committee shall also have authority to determine whether such options granted to Employee Optionees are granted pursuant to Article II or
Article III, as hereinafter set forth. Options granted to Employee Optionees under Article III shall be "incentive stock options" as



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defined in Section 422A of the Internal Revenue Code of 1986, as amended
("Code"), and are hereinafter referred to as "incentive stock options." All other options granted to Employee Optionees under the Plan shall be granted pursuant to Article II, and are hereinafter referred to as "nonqualified options." In selecting Employee Optionees, and in determining the number of shares to be covered by each option granted to Employee Optionees the Committee may consider the office or position held by the Employee Optionee, the Employee Optionee's degree of responsibility for and contribution to the growth and success of the Company, the Employee Optionee's length of service, age, promotions, potential and any other factors which it may consider relevant.

                  6.     Granting of Options to Non-Employee Directors.
All options granted to Non-Employee Directors shall be options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired, shares of Common Stock and shall be nonqualified options.

                  7. Effective Date. The Plan shall become effective as of January 28, 1987 and shall expire on November 15, 1996.

                  8. Miscellaneous. All references in the Plan to "Articles," "Paragraphs," and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

                  9.     Rule 16b-3 Compliance.  The Company intends:

                         (a)  that the Plan meet the requirements of Rule
         16b-3;

                         (b) that participation by Non-Employee Directors under Article IV of the Plan will not prohibit them from being "disinterested persons" within the meaning of Rule 16b-3(d)(3) with respect to administration of the Plan or with respect to administration of any other plan of the Company;

                         (c) that transactions of the type specified in the first paragraph of Rule 16b-3 by Non-Employee Directors pursuant to
         Article IV of the Plan will be exempt from the operation of Section 16(b) of the Act; and

                         (d) that transactions of the type specified in the first paragraph of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this
         Article I, Paragraph 9.



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                                   ARTICLE II
                           NONQUALIFIED STOCK OPTIONS

                  1. Eligible Employees. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive nonqualified options under this Article II.

                  2. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall not be less than the lesser of (i) the per share price of the last sale of Common Stock on the trading day prior to the grant of such option, and (ii) the arithmetic average of the closing prices per share of the Common Stock on all days on which such stock was traded during the 90-day period before the date of grant. The exercise price for each nonqualified option granted under Article II shall be subject to adjustment as provided in Article II, Paragraph 3(e).

                  3. Terms and Conditions of Options. Nonqualified options granted under Article II shall be in such form as the Committee may from time to time approve. Options granted under Article II shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article II, as the Committee shall deem desirable:

                         (a) Option Period and Conditions and limitations on Exercise. Subject to Article II, Paragraph 4, no nonqualified option granted under Article II shall be exercisable with respect to any of the shares subject to the option later than the date which is ten years after the date of grant (the "Nonqualified Option Expiration Date"). To the extent not prohibited by other provisions of the Plan, each nonqualified option granted under Article II shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted; provided, however, that unless the Committee determines otherwise, each nonqualified option granted under Article II shall be exercisable from time to time, in whole or in part, at any time prior to the Nonqualified Option Expiration Date.



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                         (b)  Termination of Employment and Death. For purposes
         of Article II and each nonqualified option granted under Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. If an Employee Optionee's employment is terminated for any reason whatsoever (including his death), each nonqualified option granted to him under Article II and all of his rights thereunder shall wholly and completely terminate:

                              (1)  At the time the Employee Optionee's
                  employment is terminated, with respect to options not then exercisable; or

                              (2)  At the time the Employee Optionee's
                  employment is terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition); or

                              (3) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated by reason of his death. To the extent exercisable, a nonqualified option granted under Article II may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                              (4) Unless it is otherwise provided in the option agreement, at the expiration of a period of three years after the Employee Optionee's employment is terminated because of retirement or disability (but in no event later than the Nonqualified Option Expiration Date); or

                              (5) At the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration
                  Date) if the Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in Article II, Paragraph (b)(2), with respect to options then exercisable.





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                         (c)  Manner of Exercise. In order to exercise a
         nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax. The payment of the exercise price for each option granted under
         Article II and any required withholding tax shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

                         (d) Options Not Transferable. No nonqualified option granted under Article II shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted under Article II, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                         (e) Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassifica- tion, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to Article II (including shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding nonqualified option granted under Article II



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         shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

                         (f) Listing and Registration of Shares. Each nonqualified option granted under Article II shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

                    4. Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under Article II, amend such nonqualified option; provided, however, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article II, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article II, Paragraph 3(e)) shall in each case be subject to approval by the stockholders of the Company. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option previously granted under
Article II which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding nonqualified options granted under Article II, in exchange for the surrender and cancellation of such options, new options having exercise prices lower (or higher) than the exercise price provided in the options so surrendered and cancelled and containing such other terms and conditions as the Committee may deem appropriate.




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                  5.     Other Provisions.

                              (a) The person or persons entitled to exercise, or who have exercised, a nonqualified option granted under Article II shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

                              (b) No nonqualified option granted under Article II shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

                              (c) Notwithstanding any provision of the Plan or the terms of any nonqualified option granted under Article II, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

                                  ARTICLE III
                            INCENTIVE STOCK OPTIONS

                  1. Eligible Employees. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive incentive stock options under this Article III. As used in this Article III, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings ascribed to them in
Section 425 of the Code.

                  2. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option granted under Article III shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the grant of such option; provided, however, that in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then the exercise price per share shall be at least 110% of the fair market value per share of Common Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Article III, Paragraph 3(e).



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                  3.     Terms and Conditions of Options. Incentive stock
options granted under Article III shall be in such form as the Committee may from time to time approve. Options granted under Article III shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article III, as the Committee shall deem desirable:

                         (a) Option Period and Conditions and Limitations on Exercise. Subject to Article III, Paragraph 4, no incentive stock option granted under Article III shall be exercisable with respect to any of the shares subject to such option later than the date which is ten years after the date of grant; provided, however, that in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then such option shall not be exercisable with respect to any of the shares subject to such option later than five years after the date of grant. The date on which an incentive stock option ultimately becomes unexercisable under the previous sentence is hereinafter referred to as the "ISO Expiration Date." To the extent not prohibited by other provisions of the Plan, each incentive stock option granted under
         Article III shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted; provided, however, that unless the Committee determines otherwise, each incentive stock option granted under
         Article III shall be exercisable from time to time, in whole or in part, subject to the dollar limitations set forth in Article III, Paragraph 3(g), at any time prior to the ISO Expiration Date.

                         (b) Termination of Employment and Death. For purposes of Article III and each incentive stock option granted under Article III, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. If an Employee Optionee's employment is terminated by any reason whatsoever (including his death), each incentive stock option granted to him and all of his rights thereunder shall wholly and completely terminate:




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                              (1)  At the time the Employee Optionee's
                  employment is terminated, with respect to options not then exercisable; or

                              (2)  At the time the Employee Optionee's
                  employment is terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition); or

                              (3) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated by reason of his death. To the extent exercisable, an incentive stock option granted under
                  Article III of the Plan may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                              (4) Unless it is otherwise provided in the option agreement, at the expiration of a period of three years after the Employee Optionee's employment is terminated because of retirement or disability (but in no event later than the ISO Expiration Date); or

                              (5) At the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated for any other reason than his death, retirement, disability or the reasons specified in Article III, Paragraph (b)(2), with respect to options then exercisable.

                              In the event and to the extent that an incentive
                  stock option granted under Article III is not exercised (i) within three months after the Employee Optionee's employment is terminated because of retirement or disability not within the meaning of Section 22(e)(3) of the Code or (ii) within one year after the Employee Optionee's employment is terminated because of disability within the meaning of
                  Section 22(e)(3) of the Code, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c).



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                         (c)  Manner of Exercise. In order to exercise an
         incentive stock option granted under Article III, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option granted under Article III shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

                         (d) Options Not Transferable. No incentive stock option granted under Article III shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any option is granted, it shall be exercisable only by such Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option granted under Article III, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                         (e) Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassifica-, tion, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to Article III (including shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding incentive stock option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except



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
         for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of
         Section 425(h)(3) of the Code.

                         (f) Listing and Registration of Shares. Each incentive stock option granted under Article III shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

                         (g) Limitation on Amount. Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Employee Optionee during any calendar year cannot exceed $100,000 as provided under Section 422A(b)(7) of the Code.

                    4. Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding incentive stock option granted under Article III, amend such incentive stock option; provided, however, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article III, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article III, Paragraph 3(e)) shall in each case be subject to approval by the stockholders of the Company. Subject to Article III, Paragraph 3(g), the Committee may at any time or from time to time, in its discretion, in the case of any incentive stock option previously granted under Article III which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.




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                  5.     Other Provisions.

                              (a) The person or persons entitled to exercise, or who have exercised, an incentive stock option granted under Article III shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

                              (b)  No incentive stock option granted under
         Article III shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

                              (c) Notwithstanding any provision of the Plan or the terms of any incentive stock option granted under Article III, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

                              (d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within one year after the transfer of shares to such person.


                                   ARTICLE IV
                      NON-EMPLOYEE DIRECTOR STOCK OPTIONS

                  1. Eligible Persons. Persons who are members of the Board of Directors of the Company but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("Non-Employee Directors") shall be eligible to receive options under, and solely under, this Article IV.

                  2. Initial Granting of Options to Non-Employee Directors. Subject to the limitation of the number of shares of Common Stock set forth in
Article I, Paragraph 2, each person who is a Class I or II Non-Employee Director on the date of the Company's 1989 Annual Meeting of Stockholders and each Class III Non-Employee Director elected at such meeting (collectively the "1989 Non-Employee Directors"), is hereby granted, effective on such date (which date shall be the date



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of grant for purposes hereof), a nonqualified option to purchase 2,000 shares of Common Stock. Subject to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, each Non-Employee Director who is elected to the Board of Directors of the Company after the date of the Company's 1989 Annual Meeting of Stockholders (excluding the 1989 Non-Employee Directors), is hereby granted, effective on the date of his initial election (which date shall be the date of grant for purposes hereof), a nonqualified option to purchase 2,000 shares of Common Stock.

                  3. Annual Granting of Options to Non-Employee Directors. Subject to the limitation of the number of shares of Common Stock set forth in
Article I, Paragraph 2, a nonqualified option to purchase 1,000 shares of Common Stock is hereby granted, effective the fourth Wednesday of October of 1989 and each year thereafter until the expiration of the Plan, to each person who is a Non-Employee Director on each such date (which date shall be the date of grant for purposes hereof).

                  4. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each option granted under Article IV shall be equal to the lesser of (a) the per share price of the last sale of Common Stock on the trading day prior to the grant of such option, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and (b) the arithmetic average of the closing prices per share of Common Stock on all days in which such stock was traded during the 90-day period before the date of grant, based on the composite transactions in the Common Stock as reported by The Wall Street Journal. The exercise price for each option granted under Article IV shall be subject to adjustment as provided in Article IV, Paragraph 5(e).

                  5. Terms and Conditions of Options. Subject to the provisions of this Article IV, Paragraph 5, options granted under Article IV shall be in such form as the Committee may from time to time approve. Options granted under Article IV shall be subject to the following terms and conditions:

                         (a) Option Period and Conditions and Limitations on Exercise. Each option granted under Article IV shall be exercisable from time to time, in whole or in part, at any time after one year from the date of grant and prior to the date which is seven years after the date of grant (the "Option Expiration Date").

                         (b) Termination of Directorship and Death. For purposes of Article IV and each option granted under Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board of Directors of the Company for any reason whatsoever (including his death). If a Non-Employee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under
         Article IV and all of his rights thereunder shall wholly and completely terminate:

                              (1)  At the time the Non-Employee Director's
                  directorship is terminated if termination occurs within the one-year period following the date of grant; or

                              (2)  At the time the Non-Employee Director's
                  directorship is terminated if his directorship is terminated as a result of his removal from the Board of Directors for cause (other than disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office); or

                              (3) At the expiration of a period of one year after the Non-Employee Director's death (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated by reason of his death. To the extent exercisable, an option granted under Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                              (4) At the expiration of a period of three years after the Non-Employee Director's directorship is terminated as a result of such person's resignation or removal from the Board of Directors of the Company because of disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

                              (5) At the expiration of a period of three months after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated for any reason other than the reasons specified in Article IV, Paragraphs (b)(2) through (b)(4).

                         (c) Manner of Exercise. In order to exercise an option granted under Article IV, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax. The payment of the exercise price for each option granted under Article IV and any required withholding tax shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

                         (d)  Options Not Transferable. No option granted under
         Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                         (e) Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassifica- tion, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to Article IV (including shares as to which all outstanding options granted under Article IV, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to Article IV of the Plan and each Non-Employee Director's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding option granted under Article IV shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Non-Employee Directors, the Company, and all other interested persons.

                         (f) Listing and Registration of Shares. Each option granted under Article IV shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

                  6.     Other Provisions.

                         (a) The person or persons entitled to exercise, or who have exercised, an option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

                         (b) No option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board of Directors of the Company may have to remove at any time, with or without cause, any person to whom such option has been granted from the Board of Directors of the Company.

                         (c) Notwithstanding any provision of the Plan or the terms of any option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.